Exhibit 10.1
U.S.$1,000,000,000 Floating Rate Senior Notes due 2011
U.S.$550,000,000 10.125% Senior Notes due 2013
U.S.$450,000,000 10.750% Senior Notes due 2016
NORTEL NETWORKS LIMITED
Purchase Agreement
June 29, 2006
[                              ]
As Representative of the
several Initial Purchasers listed
in Schedule 1 hereto
c/o [                              ]
[                              ]
New York, New York [          ]
Ladies and Gentlemen:
     Nortel Networks Limited, a Canadian corporation (the “Company”), proposes to issue and sell to the several Initial Purchasers listed in Schedule 1 hereto (the “Initial Purchasers”), for whom you are acting as representative (the “Representative”), U.S.$450,000,000 aggregate principal amount of its 10.750% Senior Notes due 2016 (the “2016 Fixed Rate Notes”), U.S.$550,000,000 aggregate principal amount of its 10.125% Senior Notes due 2013 (the “2013 Fixed Rate Notes” and, together with the 2016 Fixed Rate Notes, the “Fixed Rate Notes”) and U.S.$1,000,000,000 aggregate principal amount of its Floating Rate Senior Notes due 2011 (the “Floating Rate Notes” and together with the Fixed Rate Notes, the “Notes”). The Notes will be issued pursuant to an Indenture to be dated as of July 5, 2006, as it may be amended or supplemented from time to time (the “Indenture”), among the Company, Nortel Networks Corporation, a Canadian corporation (“NNC”), and Nortel Networks Inc., a Delaware corporation (“NNI” and, together with NNC, the “Guarantors”), and The Bank of New York, as trustee (the “Trustee”), and will be guaranteed on an unsecured senior basis by the Guarantors (the “Guarantees” and, together with the Notes, the “Securities”). The Company and the Guarantors are referred to herein together as the “Issuers”.
     The Securities will be sold to the Initial Purchasers without being registered under the United States Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption therefrom, and without the filing of a prospectus with any securities regulatory authority in Canada (each, a “Canadian Securities Regulator” and, together, the “Canadian Securities Regulators”) under the securities laws, rules, regulations and written policy statements of any province or territory of Canada (collectively, the “Canadian Securities Laws”), in reliance upon exemptions from the prospectus requirements of the applicable Canadian Securities Laws. The Company has prepared a preliminary offering memorandum (including, with respect to sales in British Columbia, Manitoba, Ontario, Alberta, Saskatchewan and Quebec (collectively, the

“Relevant Provinces”), the preliminary Canadian offering memorandum (the “Canadian Preliminary Offering Memorandum”)) dated June 15, 2006 (the “Preliminary Offering Memorandum”) and will prepare an offering memorandum (including, with respect to sales in the Relevant Provinces, a Canadian offering memorandum (the “Canadian Offering Memorandum”)) dated the date hereof (the “Offering Memorandum”), setting forth information concerning the Company, the Guarantors and the Securities. Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by the Company to the Initial Purchasers pursuant to the terms of this Agreement. The Issuers hereby confirm that they have authorized the use of the Preliminary Offering Memorandum, the other Time of Sale Information (as defined below) and the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchasers in the manner contemplated by this Agreement. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Preliminary Offering Memorandum. References herein to the Preliminary Offering Memorandum, the Time of Sale Information and the Offering Memorandum shall be deemed to refer to and include all amendments and supplements thereto and any document incorporated by reference therein.
     At or prior to the time when sales of the Securities were first made (which is on the date of this Agreement) (the “Time of Sale”), the following information shall have been prepared (collectively, the “Time of Sale Information”): the Preliminary Offering Memorandum, as supplemented and amended by the written communications listed on Part I of Annex A hereto.
     Holders of the Securities (including the Initial Purchasers and their direct and indirect transferees) will be entitled to the benefits of a Registration Rights Agreement to be dated the Closing Date (as defined below) and substantially in the form attached hereto as Exhibit A (the “Registration Rights Agreement”), pursuant to which the Issuers will agree to file with the United Sates Securities and Exchange Commission (the “Commission”) (i) one or more registration statements (collectively, the “Exchange Offer Registration Statement”) registering issues of senior notes of the Company (the “Exchange Notes”) and the guarantees of the Guarantors (the “Exchange Notes Guarantees” and, together with the Exchange Notes, the “Exchange Securities”) evidencing the same continuing indebtedness as and which are identical in all material respects to the Fixed Rate Notes or the Floating Rate Notes, as applicable, and the Guarantees, respectively (except that the Exchange Securities will not contain terms with respect to transfer restrictions in the United States), and (ii) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Securities Act (the “Shelf Registration Statement”).
     Each Issuer hereby confirms its agreement with the several Initial Purchasers concerning the purchase and resale of the Securities, as follows:
     1.     Purchase and Resale of the Securities.
     (a)   The Issuers agree to issue and sell the Securities to the several Initial Purchasers as provided in this Agreement, and each Initial Purchaser, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Issuers the respective principal amount of Securities set forth opposite such Initial Purchaser’s name in Schedule 1 hereto at, in the case of the 2016 Fixed Rate Notes, a price equal to 100% of the aggregate principal amount thereof, in the case of the 2013 Fixed Rate Notes, a price equal to 100% of the aggregate principal amount thereof and in the case of the Floating Rate Notes, a price equal to 100% of the aggregate principal amount thereof, plus, in each case, accrued interest, if any, from July 5, 2006 to the Closing Date. The Issuers will pay the several Initial Purchasers a commission equal to 2.0% of the respective principal amounts of the 2016 Fixed Rate Notes, the 2013 Fixed Rate Notes and the Floating Rate Notes set forth opposite the names of the several Initial Purchasers in Schedule 1 hereto. The Issuers will not be obligated to deliver any of the Securities except upon payment for all the Securities to be purchased as provided herein.
     (b)   The Issuers acknowledge and agree that the Initial Purchasers are acting solely in the capacity of arm’s length contractual counterparties to the Issuers with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as financial advisors or fiduciaries to, or as agents of, any Issuer or any other person. Additionally, no Initial Purchaser is advising any Issuer or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Issuers shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and the Initial Purchasers shall have no responsibility or liability to the Issuers with respect thereto. Any review by the Initial Purchasers of the Issuers, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Initial Purchasers and shall not be on behalf of the Issuers.
     (c)   The Issuers understand that the Initial Purchasers intend to offer the Securities for resale on the terms set forth in the Time of Sale Information. Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:
     (i)   it is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act (a “QIB”) and an accredited investor within the meaning of Rule 501(a) under the Securities Act and National Instrument 45-106-Prospectus and Registration Exemptions (“NI 45-106”) of Canada;
     (ii)   it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act (“Regulation D”) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and
     (iii)   it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities as part of their initial offering except:
     (A)   within the United States to persons whom it reasonably believes to be QIBs in transactions pursuant to Rule 144A under the Securities Act (“Rule 144A”) and in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of the Securities is aware that such sale is being made in reliance on Rule 144A;

     (B)   in accordance with the restrictions set forth in Annex C hereto and, in Canada, and to residents of Canada who are accredited investors within the meaning of NI 45-106, in transactions which are exempt from the prospectus requirements of applicable Canadian Securities Laws.
     (d)   Each Initial Purchaser acknowledges and agrees that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 6(f) and 6(g) (to the extent such opinions relate to exemptions from registration and prospectus requirements under applicable law), counsel for the Company and counsel for the Initial Purchasers, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchasers, and compliance by the Initial Purchasers with their agreements, contained in paragraph (c) above (including Annex C hereto), and each Initial Purchaser hereby consents to such reliance.
     (e)   Each Issuer acknowledges and agrees that the Initial Purchasers may offer and sell Securities to or through any affiliate of an Initial Purchaser and that any such affiliate may offer and sell Securities purchased by it to or through any Initial Purchaser so long as otherwise in compliance with the terms and conditions of this Agreement.
     2.     Payment and Delivery.
     (a)   Payment for and delivery of the Securities will be made at the offices of Cleary Gottlieb Steen & Hamilton LLP at 9:30 A.M., New York City time, on July 5, 2006, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representative and the Company may agree upon in writing. The time and date of such payment and delivery is referred to herein as the “Closing Date”.
     (b)   Payment for the Securities shall be made by wire transfer in immediately available funds to the account(s) specified by the Company to the Representative against delivery to the nominee of The Depository Trust Company, for the account of the Initial Purchasers, of global notes representing the Securities (collectively, the “Global Notes”), with any transfer taxes payable in connection with the sale of the Securities duly paid by the Company. The Global Notes will be made available for inspection by the Representative not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date.
     3.     Representations and Warranties of the Issuers. The Issuers represent and warrant, jointly and severally, to, and agree with, the Initial Purchasers as of the date hereof and the Closing Date (with respect to those representations and warranties made as of the Closing Date, after giving effect to the transactions contemplated by this Agreement) that:
     (a)   Preliminary Offering Memorandum, Time of Sale Information and Offering Memorandum. The Preliminary Offering Memorandum, as of its date, did not, the Time of Sale Information, taken as a whole, at the Time of Sale, did not, and at the Closing Date will not, and the Offering Memorandum, as of its date and as of the Closing Date will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Issuers make no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representative expressly for use in the Preliminary Offering Memorandum, the other Time of Sale Information or the Offering Memorandum, it being understood and agreed that the only such information furnished by any Initial Purchaser consists of the information described in Section 7(b) below.
     (b)   Additional Written Communications. Other than the Preliminary Offering Memorandum and the Offering Memorandum, the Issuers (including their agents and representatives, other than the Initial Purchasers in their capacity as such) have not made, used, prepared, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any written communication that constitutes an offer to sell or solicitation of an offer to buy the Securities other than the documents listed on Annex A hereto, including a pricing supplement substantially in the form of Annex B hereto, and other written communications used in accordance with Section 4(c) which has not been reasonably objected to by the Representative in accordance with Section 4(c).
     (c)   Incorporated Documents. Except as otherwise disclosed therein, the documents incorporated by reference in the Time of Sale Information and the Offering Memorandum, when filed with the Commission and the Canadian Securities Regulators, conformed or will conform, as the case may be, in all material respects to the applicable requirements of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), the rules and regulations of the Commission thereunder and applicable Canadian Securities Laws, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     (d)   Financial Statements. The consolidated financial statements and the related notes thereto of NNC and its subsidiaries included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum comply in all material respects with the applicable requirements of the Securities Act, the Exchange Act and applicable Canadian Securities Laws and present fairly the consolidated financial position of NNC and its subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis throughout the periods covered thereby; the other financial information included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum has been derived from the accounting records of NNC and its subsidiaries and presents fairly the information shown thereby; and the “Summary selected historical consolidated financial information of NNC” set forth in the Time of Sale Information and the Offering Memorandum is accurately presented in all material respects and prepared on a basis consistent with the audited and unaudited historical consolidated financial statements from which it has been derived.

     (e)   No Material Adverse Change. Since the date of the most recent consolidated financial statements of NNC included or incorporated by reference in the Time of Sale Information and the Offering Memorandum (exclusive of any amendment or supplement thereto on or after the date of this Agreement), except in each case as otherwise disclosed in, incorporated by reference in or contemplated by the Time of Sale Information and the Offering Memorandum; (i) there has not been any change in the capital stock or long-term debt of NNC and its consolidated subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by NNC on any class of its capital stock, or any material adverse change, or any event that could reasonably be expected to result in a material adverse change in the business, properties, senior management, financial condition, stockholders’ equity or results of operations of NNC and its subsidiaries taken as a whole; (ii) none of NNC or any of its subsidiaries has entered into any transaction or agreement or incurred any liability or obligations, direct or contingent, in each case, that is material to NNC and its subsidiaries taken as a whole; and (iii) none of NNC or any of its subsidiaries has sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, in each case, that is material to NNC and its subsidiaries, taken as a whole.
     (f)   Organization and Good Standing. The Issuers (i) have each been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization and (ii) have all corporate power and authority necessary to conduct their businesses as described in the Time of Sale Information and the Offering Memorandum, except where the failure to have such power or authority would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, properties, senior management, financial condition, stockholders’ equity or results of operations of NNC and its subsidiaries taken as a whole or on the performance by the Issuers of their obligations under the Securities (a “Material Adverse Effect”).
     (g)   Capitalization. NNC has an authorized capitalization as set forth in the Time of Sale Information and the Offering Memorandum.
     (h)   Due Authorization. Each Issuer has the corporate power and authority to execute and deliver this Agreement, the Notes, the Indenture (including the Guarantees set forth therein), the Exchange Securities and the Registration Rights Agreement (the “Transaction Documents”), as applicable, and to perform its obligations hereunder and thereunder.
     (i)   The Indenture. The execution and delivery of the Indenture has been duly authorized by each Issuer and assuming due authorization thereof by the other parties thereto, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and binding agreement of each Issuer enforceable against each such Issuer in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights (including applicable non-U.S. laws or governmental actions) and to general principles of equity (it being understood that the enforceability thereof in Canada may be limited by the Currency Act (Canada), which precludes

Canadian courts from awarding a judgment for an amount expressed in a currency other than Canadian Dollars and to the extent that any requirement to pay interest at a greater rate after than before default may not be enforceable in Canada if the same is construed by a Canadian court to constitute a penalty) (collectively, the “Enforceability Exceptions”); and on the Closing Date, the Indenture will conform in all material respects to the requirements of the United States Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations of the Commission applicable to an indenture that is qualified thereunder.
     (j)   The Notes and the Guarantees. The issuance and sale of the Notes have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, the Notes will be duly issued and will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture; and the execution and delivery of each Guarantee has been duly authorized by the applicable Guarantor and, when duly endorsed by such Guarantor as provided in the Indenture, each Guarantee will constitute a valid and binding agreement of such Guarantor, enforceable against such Guarantor in accordance with its terms, subject to the Enforceability Exceptions.
     (k)   The Exchange Securities. On the Closing Date, (i) the issuance of the Exchange Notes will have been duly authorized by the Company and, when the Exchange Notes have been duly executed, authenticated, issued and delivered in exchange for the Notes as contemplated by the Registration Rights Agreement and the Indenture, the Exchange Notes will be duly issued and will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture; and (ii) the execution and delivery of the Exchange Note Guarantees, will have been duly authorized by the applicable Guarantor and, when duly endorsed by such Guarantor as contemplated by the Registration Rights Agreement and the Indenture, each Exchange Note Guarantee of a Guarantor will constitute a valid and binding agreement of such Guarantor, enforceable against such Guarantor in accordance with its terms, subject to the Enforceability Exceptions.
     (l)   Purchase and Registration Rights Agreements. The execution and delivery of this Agreement has been duly authorized by each Issuer; it has been duly executed and delivered by each Issuer; and the Registration Rights Agreement has been duly authorized by each Issuer and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and binding agreement of each such Issuer enforceable against each such Issuer in accordance with its terms, subject to the Enforceability Exceptions, and except that rights to indemnity and contribution thereunder may be limited by applicable law and public policy considerations.

     (m)   Descriptions of the Transaction Documents. The Indenture conforms, and each of the Registration Rights Agreement, the Securities and the Exchange Securities will conform, in all material respects to the description thereof, contained in the Time of Sale Information and the Offering Memorandum.
     (n)   No Violation or Default. None of the Issuers is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred and is continuing that, with notice or lapse of time or both, would constitute such a default, under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Issuer is bound or to which any of the property or assets of such Issuer is subject; or (iii) in violation of any applicable law or statute or any applicable judgment, order, rule or regulation of any relevant court or arbitrator or governmental or regulatory authority, except, in each case as otherwise disclosed in, incorporated by reference in or contemplated by the Time of Sale Information and the Offering Memorandum, and except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.
     (o)   No Order or Proceedings. There is no order, ruling or direction of any Canadian Securities Regulator which would deny the benefit of an exemption otherwise provided for under applicable Canadian Securities Laws with respect to the distribution of the Securities or the Exchange Securities, and no proceedings which would reasonably be expected to result in any such order or ruling have been instituted or are pending or, to the knowledge of the Issuers, threatened.
     (p)   No Conflicts. The execution, delivery and performance by each Issuer of each of the Transaction Documents to which each is a party, the issuance and sale of the Securities and compliance by each Issuer with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents by each Issuer will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any Issuer pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any Issuer is a party or by which any Issuer is bound or to which any of the property or assets of any Issuer is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of any Issuer, or (iii) result in the violation of any applicable law or statute or any applicable judgment, order, rule or regulation of any relevant court or arbitrator or governmental or regulatory authority; except, in the case of clauses (i) and (iii) above, for any such conflict, breach or violation that would not, individually or in the aggregate, have a Material Adverse Effect.
     (q)   No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority in the United States or Canada is required for the execution, delivery and performance by each Issuer of each of the Transaction Documents to which each is a party, the issuance and sale of the Securities and compliance by each Issuer with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents and the issuance and delivery of the Exchange Securities in exchange for the Notes, except for (i) such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and resale of the Securities by the Initial Purchasers, (ii) notices to be filed by the Company under s.12 of the Securities Act (Quebec), (iii) the delivery of the requisite number of copies of the Offering Memorandum to, and the filing of the required reports in the prescribed form and executed in accordance with applicable securities laws of the Relevant Provinces, together with the requisite filing fees and, in the case of British Columbia, the requisite fee checklist, (iv) with respect to the Exchange Securities, such consents, approvals, authorizations, orders and registrations or qualifications as may be required under the Securities Act, and applicable state securities laws, as contemplated by the Registration Rights Agreement, (v) such consents, approvals, authorizations, orders and registrations or qualifications as may be required with respect to the Exchange Securities, under applicable provincial securities laws and Part VIII of the Canada Business Corporations Act, and (vi) with respect to the filing of a shelf registration statement as contemplated in the Registration Rights Agreement, such consents, approvals, authorizations, orders and registrations or qualifications as may be required under Part VIII of the Canada Business Corporations Act.
     (r)   Legal Proceedings. Except as described in, incorporated by reference in or contemplated by the Time of Sale Information and the Offering Memorandum, (i) there is no litigation, arbitration, legal proceeding or governmental or regulatory investigation involving NNC or any of its subsidiaries that, if determined adversely to NNC or such subsidiary, would individually or in the aggregate, have a Material Adverse Effect, and (ii) to the knowledge of the Issuers, no such litigation, arbitration, proceeding or investigation is pending or threatened.
     (s)   Independent Accountants. Deloitte & Touche LLP, who have certified certain consolidated financial statements of NNC and its subsidiaries and the Company and its subsidiaries, are independent public accountants with respect to NNC and its consolidated subsidiaries and the Company and its consolidated subsidiaries within the meaning of Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants and its interpretations and rulings thereunder.
     (t)   Title to Intellectual Property. Except as disclosed in the Time of Sale Information and the Offering Memorandum, NNC and its subsidiaries maintain its Material Intellectual Property (as defined below) in a commercially reasonable, prudent manner consistent with its past practices and with respect to any Material Intellectual Property that has been infringed, misappropriated or diluted, in each case in a material respect, by a third party, NNC or the relevant subsidiary has, unless NNC or such subsidiary has reasonably determined that such action would be of negligible value, economic or otherwise, taken commercially reasonable steps consistent with its past practices to sue for infringement, misappropriation or dilution and recovered any and all damages for such infringement, misappropriation or dilution, and/or taken such other actions as NNC or such subsidiary reasonably deemed appropriate under the circumstances to protect such Material Intellectual Property.

     “Material Intellectual Property” means, at the time of determination, any intellectual property that is one of the 100 most valuable items of intellectual property owned by NNC and its subsidiaries taken as a whole at such time to the business of NNC and its subsidiaries taken as a whole, as such business is presently conducted or proposed to be conducted, as reasonably determined by NNC and its subsidiaries, acting in their reasonable discretion.
     (u)   Investment Company Act. No Issuer is, and after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described in the Time of Sale Information and the Offering Memorandum, no Issuer will be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, “Investment Company Act”).
     (v)   Accounting Controls. NNC and the Company have each disclosed in the Time of Sale Information and the Offering Memorandum and the documents incorporated by reference therein, (x) all existing material weaknesses related to its internal control over financial reporting (as defined in Rule 13a-15(f) under the Exchange Act) that it has identified or that its independent public accountants have identified and disclosed to NNC or the Company, as the case may be; (y) that its internal control over financial reporting was not effective as at December 31, 2005; and (z) its disclosure controls and procedures (as defined in Rule 13a-15(e) under the Exchange Act) are not effective to provide reasonable assurance that information required to be disclosed in the reports NNC or the Company, as the case may be, files and submits under the Exchange Act is recorded, processed, summarized and reported as and when required (most recently, as at March 31, 2006). Except as disclosed or incorporated by reference in the Time of Sale Information and the Offering Memorandum, NNC and its subsidiaries maintain systems of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
     (w)   No Unlawful Payments. NNC and the Company each has policies and procedures in effect that prohibit the following activities by any director, officer, agent, employee or other person associated with or acting on behalf of either of them or any of their respective subsidiaries: (i) the use of corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) the violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or (iv) any bribe, unlawful rebate, payoff, influence payment, kickback or other unlawful payment.

     (x)   Solvency. Except as disclosed in or incorporated by reference in the Time of Sale Information and the Offering Memorandum, including without limitation in the risk factors titled “NNC’s Guarantee may be unenforceable, subordinated or limited in scope under the insolvency and creditor protection laws of Canada”, “NNI’s Guarantee may be unenforceable under U.S. federal and state fraudulent conveyance statutes” and “Material adverse legal judgments, fines, penalties or settlements, including the Proposed Class Action Settlement, could have a material adverse effect on our business, results of operations, financial condition and liquidity, which could be very significant and could prevent the Issuers from fulfilling, among other things, their obligations under the Notes and the Guarantees”, immediately after the Closing Date, each Issuer (after giving effect to the issuance of the Securities and the other transactions related thereto as described in the Time of Sale Information and the Offering Memorandum) will be Solvent. As used in this paragraph, the term “Solvent” means, (A) with respect to NNI on a particular date, that on such date (i) the fair market value of the assets of NNI, at a fair valuation viewing NNI as a going concern, exceeds its debts and liabilities, subordinated, contingent or otherwise; (ii) the present fair saleable value of the property of NNI exceeds the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise as such debts and other liabilities become absolute and matured; (iii) NNI will be able to pay its debts and liabilities, subordinated, contingent or otherwise as such debts and liabilities become absolute and matured; and (iv) NNI will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and proposed to be conducted after the Closing Date; and (B) with respect to NNC or the Company on a particular date, (i) the aggregate property of NNC or the Company at fair valuation, or if disposed of at a fairly conducted sale under legal process, is sufficient to enable payment of all its obligations, due and accruing due; (ii) the property of NNC or the Company is, at a fair valuation, greater than the total amount of liabilities, including contingent liabilities, of NNC or the Company, as applicable; (iii) NNC or the Company has not ceased paying its current obligations in the ordinary course of business as they generally become due; and (iv) NNC or the Company is not for any reason unable to meet its obligations as they generally become due; in each case, it being understood that the Issuers cannot be certain as to how a court would apply the foregoing standards to any contingent liabilities in determining whether the relevant Issuer was solvent at the relevant time.
     (y)   No Broker’s Fees. Neither NNC nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against NNC or any of its subsidiaries or any Initial Purchaser for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities.
     (z)   Rule 144A Eligibility. On the Closing Date, the Securities will not be of the same class as securities listed on a U.S. national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system; and each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, contains or will contain all the information that, if requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act.

     (aa)   No Integration. Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D) has, directly or through any agent (other than the Initial Purchasers, as to which no representation is made), sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.
     (bb)   No General Solicitation or Directed Selling Efforts. None of the Company or any of its affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no representation is made) has (i) solicited offers for, or offered or sold, the Securities by means of (A) any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or (B) in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act, or (ii) engaged in any directed selling efforts with respect to the Securities within the meaning of Regulation S under the Securities Act (“Regulation S”), and all such persons have complied with the offering restrictions requirements of Regulation S.
     (cc)   Securities Law Exemptions. Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 1(c) (including Annex C hereto) and their compliance with their agreements set forth therein, and except in connection with the transactions contemplated by the Registration Rights Agreement, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and the offer, resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum, to register the Securities under the Securities Act, to comply with the “prospectus requirement” as that term is defined under applicable Canadian Securities Laws or to qualify the Indenture under the Trust Indenture Act.
     (dd)   No Stabilization. None of the Issuers has taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.
     (ee)   Margin Rules. Neither the issuance, sale and delivery of the Notes nor the application of the proceeds thereof by the Company as described in the Time of Sale Information and the Offering Memorandum will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.
     (ff)   Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Time of Sale Information and the Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

     (gg)   Statistical and Market Data. Nothing has come to the attention of the Issuers that has caused the Issuers to believe that the statistical and market-related data included or incorporated by reference in the Time of Sale Information and the Offering Memorandum is not based on or derived from sources that are reliable and accurate in all material respects.
     (hh)   Sarbanes-Oxley Act. With respect to the period subsequent to the filing of NNC’s Annual Report on Form 10-K/A for the year ended December 31, 2005, except as disclosed in or incorporated by reference in the Time of Sale Information and the Offering Memorandum, to the knowledge of NNC, there is and has been no failure on the part of NNC or its subsidiaries or their respective directors or officers, in their capacities as such, to comply in all material respects with any applicable provision of the United States Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.
     4.     Further Agreements of the Issuers. The Issuers jointly and severally covenant and agree with each Initial Purchaser that:
     (a)   Delivery of Copies. The Company will deliver to the Initial Purchasers as many copies of the Preliminary Offering Memorandum, any other Time of Sale Information and the Offering Memorandum (including all amendments and supplements thereto) as the Representative may reasonably request.
     (b)   Offering Memorandum, Amendments or Supplements. Before finalizing the Offering Memorandum or making or distributing any amendment or supplement to any of the Time of Sale Information or the Offering Memorandum or filing with the Commission any document that will be incorporated by reference therein, the Company will furnish to the Representative and counsel for the Initial Purchasers a copy of the proposed Offering Memorandum or such amendment or supplement or document to be incorporated by reference therein, for review, and will not distribute any such proposed Offering Memorandum, amendment or supplement or file any such document with the Commission to which the Representative reasonably objects.
     (c)   Additional Written Communications. Before using, authorizing, approving or referring to any written communication (as defined in the Securities Act) that constitutes an offer to sell or a solicitation of an offer to buy the Securities (an “Issuer Written Communication”) (other than written communications that are listed on Annex A hereto and the Offering Memorandum), the Company will furnish to the Representative and counsel for the Initial Purchasers a copy of such written communication for review and will not use, authorize, approve or refer to any such written communication to which the Representative reasonably objects.
     (d)   Notice to the Representative. The Company will advise the Representative promptly, and confirm such advice in writing, (i) of the issuance by any governmental or regulatory authority of any order preventing or suspending the use of the Time of Sale Information or the Offering Memorandum or the initiation or threatening of any proceeding for that purpose; (ii) of the occurrence of any event at any time prior to the completion of the initial offering of the Securities as a result of which any of the Time of Sale Information, taken as a whole, or the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Time of Sale Information or the Offering Memorandum is delivered to a purchaser, not misleading; and (iii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its reasonable best efforts to prevent the issuance of any such order preventing or suspending the use of any of the Time of Sale Information or the Offering Memorandum or suspending any such qualification of the Securities and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.
     (e)   Ongoing Compliance of the Offering Memorandum and Time of Sale Information. (1) If at any time prior to the earlier of (x) the completion of the initial offering of the Securities and (y) the date that is nine months following the Closing Date, (i) any event shall occur or condition shall exist as a result of which the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Offering Memorandum to comply with law, the Company will promptly notify the Initial Purchasers thereof and promptly prepare and, subject to paragraph (b) above, furnish to the Initial Purchasers such amendments or supplements to the Offering Memorandum (or any document to be filed with the Commission or the Canadian Securities Regulators and incorporated by reference therein) as may be necessary so that the statements in the Offering Memorandum as so amended or supplemented (or including such document to be incorporated by reference therein) will not, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, be misleading or so that the Offering Memorandum will comply with law and (2) if at any time prior to the earlier of (x) the completion of the initial offering of the Securities and (y) the date that is nine months following the Closing Date (i) any event shall occur or condition shall exist as a result of which the Time of Sale Information, taken as a whole, as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement any of the Time of Sale Information in order to comply with law, the Company will promptly notify the Initial Purchasers thereof and promptly prepare and, subject to paragraph (b) above, furnish to the Initial Purchasers, such amendments or supplements to the Time of Sale Information (or any document to be filed with the Commission or the Canadian Securities Regulators and incorporated by reference therein) as may be necessary so that the statements in the Time of Sale Information as so amended or supplemented (or including such document to be incorporated by reference therein) will not, in the light of the circumstances under which they were made, be misleading or so that any of the Time of Sale Information as so amended or supplemented will comply with law.

     (f)   Canadian Reports. The Issuers will file, within the time periods prescribed by the applicable Canadian Securities Laws, such documents and reports as may be required to be filed by the Issuers with Canadian Securities Regulators under the applicable Canadian Securities Laws relating to the private placement of Securities by the Initial Purchasers; provided that the Initial Purchasers have delivered a request to effect such filings together with such information as to permit the Issuers to do so, and the Issuers will pay any filing fee prescribed with respect thereto.
     (g)   Blue Sky Compliance. The Company will arrange for the qualification of the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative shall reasonably request and will continue such qualifications in effect so long as required for the offering and resale of the Securities; provided that none of the Issuers shall be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.
     (h)   Clear Market. During the period from the date hereof through and including the date that is 30 days after the date hereof, the Issuers will not, without the prior written consent of the Representative, offer, sell, contract to sell or otherwise dispose of any debt securities (other than any equity linked or convertible securities or any intercompany debt or any related external coupon stripping transactions) issued or guaranteed by any of the Issuers and having a tenor of more than one year.
     (i)   Use of Proceeds. The Company will apply the net proceeds from the sale of the Securities as described in the Time of Sale Information and the Offering Memorandum under the heading “Use of Proceeds”.
     (j)   Supplying Information. While the Securities remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Issuers will, during any period in which the Company is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, furnish to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon the request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.
     (k)   PORTAL and DTC. The Company will assist the Initial Purchasers in arranging for the Securities to be designated Private Offerings, Resales and Trading through Automated Linkages (“PORTAL”) Market securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. (“NASD”) relating to trading in the PORTAL Market and for the Securities to be eligible for clearance and settlement through The Depository Trust Company (“DTC”).

     (l)   No Resales by the Company. Until the issuance of the Exchange Securities, the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been acquired by any of them, except for Securities purchased by the Company or any of its affiliates and resold in a transaction registered under the Securities Act.
     (m)   No Integration. None of the Company, any of its affiliates (as defined in Rule 501(b) of Regulation D) or any person acting on behalf of the Company or such affiliate will, directly or through any agent (other than the Initial Purchasers, as to which no covenant is given), sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.
     (n)   No General Solicitation or Directed Selling Efforts. None of the Company or any of its affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no covenant is given) will (i) solicit offers for, or offer or sell, the Securities by means of (A) any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or (B) in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act, or (ii) engage in any directed selling efforts with respect to the Securities within the meaning of Regulation S, and all such persons will comply with the offering restrictions requirement of Regulation S. The Company and its affiliates will not provide access to the Electronic Roadshow (as defined in Annex A) to any prospective investor in the Securities that is a resident in, or acting on behalf of an entity resident in, any of the provinces or territories of Canada (it being understood that no covenant is made by the Company with respect to any action taken by any Initial Purchaser).
     (o)   No Stabilization. None of the Issuers will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.
     5.     Certain Agreements of the Initial Purchasers. Each Initial Purchaser hereby represents and agrees that it has not and will not use, authorize use of, refer to, or participate in the planning for use of, any written communication that constitutes an offer to sell or the solicitation of an offer to buy the Securities other than (i) a written communication that contains no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) that was not included (including through incorporation by reference) in the Preliminary Offering Memorandum, (ii) any written communication listed on Annex A or prepared pursuant to Section 4(c) above, (iii) any written communication prepared by such Initial Purchaser and approved by the Company in advance in writing or (iv) any written communication relating to or that contains the terms of the Securities and/or other information that was included (including through incorporation by reference) in the Preliminary Offering Memorandum.

     6.     Conditions of Initial Purchasers’ Obligations. The obligation of each Initial Purchaser to purchase Securities on the Closing Date as provided herein is subject to the performance in all material respects by each Issuer of their respective covenants and other obligations hereunder and to the following additional conditions:
     (a)   Representations and Warranties. The representations and warranties of each Issuer contained herein shall be true and correct on the date hereof and on and as of the Closing Date; and the statements of each Issuer and their respective officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date.
     (b)   No Downgrade. Subsequent to the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Securities or any other debt securities or preferred stock issued or guaranteed by any Issuer by any “nationally recognized statistical rating organization”, as such term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act; and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of the Securities or of any other debt securities or preferred stock issued or guaranteed by any Issuer (other than an announcement with positive implications of a possible upgrading).
     (c)   No Material Adverse Change. Subsequent to the execution and delivery of this Agreement, no event or condition of a type described in Section 3(e) hereof shall have occurred or shall exist, which event or condition is not described in or contemplated by the Time of Sale Information (excluding any amendment or supplement thereto or any document filed with the Commission after the Time of Sale and incorporated by reference therein) and the Offering Memorandum (excluding any amendment or supplement thereto or any document filed with the Commission after the date hereof and incorporated by reference therein) and the effect of which in the reasonable judgment of the Representative, makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement and the Offering Memorandum.
     (d)   Officers’ Certificate. The Representative shall have received on and as of the Closing Date a certificate, on behalf of NNC, of either (A) the chief executive officer and the chief financial officer of NNC or (B) one of the aforesaid officers and any one of the Corporate Secretary, the Controller or the Treasurer of NNC (i) confirming that such officers have reviewed the Offering Memorandum and, to the best knowledge of such officers after reasonable investigation, the representation set forth in Section 3(a) hereof is true and correct, (ii) confirming that the other representations and warranties of the Issuers in this Agreement are true and correct (in each case, if not qualified as to materiality or Material Adverse Effect, in all material respects) and that the Issuers have complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date in all material respects and (iii) to the effect set forth in paragraphs (b) and (c) above.

     (e)   Comfort Letters. On the date of this Agreement and on the Closing Date, Deloitte & Touche LLP shall have furnished to the Representative, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Initial Purchasers and the Board of Directors of each of the Issuers, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type customarily included in accountants’ “comfort letters” to initial purchasers with respect to the financial statements and certain financial information contained or incorporated by reference in the Time of Sale Information and the Offering Memorandum.
     (f)   Opinion of Counsel for the Company. Gordon A. Davies, Esq., General Counsel-Corporate and Corporate Secretary of NNC and the Company, Cleary Gottlieb Steen & Hamilton LLP, special U.S. counsel for the Issuers, and Ogilvy Renault LLP, Canadian counsel for the Issuers, shall have furnished to the Representative, at the request of the Company, their written opinion or letter, as the case may be, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, to the effect set forth in Annexes D-1, D-2 and D-3, respectively, hereto.
     (g)   Opinion and 10b-5 Statement of Counsel for the Initial Purchasers. The Representative shall have received on and as of the Closing Date an opinion and 10b-5 statement from Cahill Gordon & Reindel llp, counsel for the Initial Purchasers, and an opinion from Blake, Cassels & Graydon LLP, Canadian counsel for the Initial Purchasers, with respect to such matters as the Representative may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.
     (h)   No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any United States federal or Canadian federal, state, provincial, territorial or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Notes or the issuance of the Guarantees; and no injunction or order of any United States federal or Canadian federal, state, provincial, territorial or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Notes or the issuance of the Guarantees.
     (i)   Good Standing. The Representative shall have received on and as of the Closing Date evidence reasonably satisfactory to the Representative of the good standing of the Issuers in their respective jurisdictions of organization and the jurisdictions of their principal executive offices, in each case in writing or any standard form of telecommunication, from the appropriate governmental authorities of such jurisdictions.
     (j)   Registration Rights Agreement. The Initial Purchasers shall have received a counterpart of the Registration Rights Agreement that shall have been executed and delivered by a duly authorized officer of each Issuer.
     (k)   PORTAL and DTC. The Securities shall have been approved by the NASD for trading in the PORTAL Market and shall be eligible for clearance and settlement through DTC.

     (l)   Additional Documents. On or prior to the Closing Date, the Issuers shall have furnished to the Representative such further certificates and documents as the Representative may reasonably request.
     All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.
     7.     Indemnification and Contribution.
     (a)   Indemnification of the Initial Purchasers. The Issuers, jointly and severally, agree to indemnify and hold harmless each Initial Purchaser, its affiliates, directors and officers and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, any of the other Time of Sale Information, the Electronic Roadshow, any Issuer Written Communication or the Offering Memorandum (or any amendment or supplement thereto) or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representative expressly for use therein, it being understood and agreed that the only such information furnished by any Initial Purchaser consists of the information described as such in subsection (b) below.
     (b)   Indemnification of the Issuers. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless each Issuer, each of the Issuer’s officers and directors and each person, if any, who controls any Issuer within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representative expressly for use in any of the Time of Sale Information and the Offering Memorandum (or any amendment or supplement thereto), it being understood and agreed that the only such information consists of the following: the information contained in (a) the Preliminary Offering Memorandum and the Offering Memorandum in the third paragraph, the fifth and sixth sentences of the eleventh paragraph and the thirteenth paragraph under the caption “Plan of distribution” and (b) the Canadian Preliminary Offering Memorandum and the Canadian Offering Memorandum in the fourth and sixth paragraphs under the heading “Relationships between the Company and certain Initial Purchasers”; provided, however, that the Initial Purchasers shall not be liable for any losses, claims, damages or liabilities arising out of or based upon the Company’s failure to amend or supplement any of the Time of Sale Information or the Offering Memorandum pursuant to Section 4(b).

     (c)   Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 7 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 7. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 7 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time after notice of the action to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for any Initial Purchaser, its affiliates, directors and officers and any control persons of such Initial Purchaser shall be designated in writing by [                    ] and any such separate firm for the Issuers, their respective officers and directors and any control persons of the Issuers shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent (which consent shall not be unreasonably withheld), but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

     (d)   Contribution. If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers on the one hand and the Initial Purchasers on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Issuers on the one hand and the Initial Purchasers on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Issuers on the one hand and the Initial Purchasers on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company from the sale of the Securities and the total discounts and commissions received by the Initial Purchasers in connection therewith, as provided in this Agreement, bear to the aggregate offering price of the Securities. The relative fault of the Issuers on the one hand and the Initial Purchasers on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by any Issuer or by the Initial Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
     (e)   Limitation on Liability. The Issuers and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Initial Purchaser be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser with respect to the offering of the Securities exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute pursuant to this Section 7 are several in proportion to their respective purchase obligations hereunder and not joint.

     (f)   Non-Exclusive Remedies. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.
     8.     Termination. This Agreement may be terminated in the absolute discretion of the Representative, by notice to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange, the Nasdaq National Market, the Toronto Stock Exchange or the over-the-counter market; (ii) trading of any securities issued or guaranteed by any Issuer shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by New York, Ontario, United States federal or Canadian federal authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States or Canada, that, in the reasonable judgment of the Representative, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum.
     9.     Defaulting Initial Purchaser.
     (a)   If, on the Closing Date, any Initial Purchaser defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder, the non-defaulting Initial Purchasers may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Initial Purchaser, the non-defaulting Initial Purchasers do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Initial Purchasers to purchase such Securities on such terms. If other persons become obligated or agree to purchase the Securities of a defaulting Initial Purchaser, either the non-defaulting Initial Purchasers or the Company may postpone the Closing Date for up to five full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Initial Purchasers may be necessary in the Time of Sale Information, the Offering Memorandum or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Time of Sale Information or the Offering Memorandum that effects any such changes. As used in this Agreement, the term “Initial Purchaser” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 9, purchases Securities that a defaulting Initial Purchaser agreed but failed to purchase.
     (b)   If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Company as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Company shall have the right to require each non-defaulting Initial Purchaser to purchase the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder plus such Initial Purchaser’s pro rata share (based on the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder) of the Securities of such defaulting Initial Purchaser or Initial Purchasers for which such arrangements have not been made.

     (c)   If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Company as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers. Any termination of this Agreement pursuant to this Section 9 shall be without liability on the part of the Issuers, except that the Issuers will continue to be liable for the payment of expenses as set forth in Section 10(a) hereof and except that the provisions of Section 7 hereof shall not terminate and shall remain in effect.
     (d)   Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Company, the Guarantor or any non-defaulting Initial Purchaser for damages caused by its default.
10.     Payment of Expenses.
     (a)   Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Issuers, jointly and severally, agree to pay or cause to be paid all costs and expenses incident to the performance of their respective obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities; (ii) the costs incident to the preparation and printing of the Preliminary Offering Memorandum, any other Time of Sale Information and the Offering Memorandum (including any amendment or supplement thereto) and the distribution thereof; (iii) the costs of reproducing and distributing each of the Transaction Documents; (iv) the fees and expenses of the Issuers’ counsel and independent accountants; (v) the reasonable fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Representative may reasonably designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the reasonable related fees and expenses of counsel for the Initial Purchasers); (vi) any fees charged by rating agencies for rating the Securities; (vii) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); (viii) all expenses and application fees incurred in connection with the application for the inclusion of the Securities on the PORTAL Market and the approval of the Securities for book-entry transfer by DTC; and (ix) all expenses incurred by the Company in connection with any “road show” presentation to potential investors, including all air travel expenses relating thereto (but excluding any expenses associated with accommodations of any employees of the Initial Purchasers in connection with any such “road show” presentation and any expenses associated with any meals in connection with any such “road show” presentation).
     (b)   If (i) this Agreement is terminated pursuant to Section 8(ii), (ii) the Company for any reason fails to tender the Securities for delivery to the Initial Purchasers or (iii) the Initial Purchasers decline to purchase the Securities for any reason permitted under this Agreement, the

Issuers, jointly and severally, agree to reimburse the Initial Purchasers for all out-of-pocket costs and expenses (including the reasonable fees and expenses of their counsel) reasonably incurred by the Initial Purchasers in connection with this Agreement and the offering contemplated hereby.
     11.     Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and any controlling persons referred to herein, and the affiliates, officers and directors of each Initial Purchaser and the respective officers and directors of the Issuers referred to in Section 7 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor merely by reason of such purchase.
     12.     Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Issuers, and the Initial Purchasers contained in this Agreement or made by or on behalf of the Issuers, or the Initial Purchasers pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Issuers or the Initial Purchasers.
     13.     Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act; and (d) the term “written communication” has the meaning set forth in Rule 405 under the Securities Act.
     14.     Miscellaneous.
     (a)   Authority of the Representative. Any action by the Initial Purchasers hereunder may be taken by [                      ] on behalf of the Initial Purchasers, and any such action taken by [                      ] shall be binding upon the Initial Purchasers.
     (b)   Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Initial Purchasers shall be given to the Representative c/o [                    ] (fax: [                      ]; Attention: [                      ], with a copy to Michael A. Becker, Esq., Cahill Gordon & Reindel llp, 80 Pine Street, New York, New York 10005 (fax: (212) 269-5420). Notices to the Company shall be given to it at 8200 Dixie Road, Brampton, Ontario, Canada L6T 5P6 (fax: (905) 863-8386) (or such other address and fax number as shall be furnished to the Representative); Attention: Gordon A. Davies, with a copy to Craig B. Brod, Esq. and Sandra L. Flow, Esq., Cleary Gottlieb Steen & Hamilton LLP, One Liberty Plaza, New York, New York 10006 (fax: (212) 225-3999).

     (c)   Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
     (d)   Judgment Currency. The Issuers shall, jointly and severally, indemnify each Initial Purchaser, their respective affiliates, each person, if any, who controls any of such parties within the meaning of the Securities Act or the Exchange Act and each of their respective officers, directors, employees and agents against any loss incurred by such party as a result of any judgment or order being given or made in favor of such party for any amount due under this Agreement and such judgment or order being expressed and paid in a currency (the “Judgment Currency”) other than United States dollars and as a result of any negative variance between (i) the rate of exchange at which the United States dollar amount is converted into the Judgment Currency for the purpose of such judgment or order and (ii) the spot rate of exchange in The City of New York at which such party on the date of payment of such judgment or order is able to purchase United States dollars with the amount of the Judgment Currency actually received by such party. The foregoing indemnity shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “spot rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, United States dollars.
     (e)   Consent to Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement, the Transactions Document or the transactions contemplated hereby or thereby may be brought in any federal or New York State court located in New York City, New York County, and the Issuers hereby consent to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venues of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient form. Process in any such suit, action or proceeding may be served on any of the Issuers anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each Issuer agrees that service of process on any such Issuer as provided in clause (b) above shall be deemed effective service of process on such Issuer.
     (f)   Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.
     (g)   Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.
     (h)   Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

     If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.
Very truly yours,

NORTEL NETWORKS LIMITED
By:	/s/ Katharine B. Stevenson
	Name:	Katharine B. Stevenson
	Title:	Treasurer

By:	/s/ Gordon A. Davies
	Name:	Gordon A. Davies
	Title:	General Counsel – Corporate and Corporate Secretary

NORTEL NETWORKS CORPORATION
By:	/s/ Katharine B. Stevenson
	Name:	Katharine B. Stevenson
	Title:	Treasurer

By:	/s/ Gordon A. Davies
	Name:	Gordon A. Davies
	Title:	General Counsel – Corporate and Corporate Secretary

NORTEL NETWORKS INC.
By:	/s/ Allen K. Stout
	Name:	Allen K. Stout
	Title:	Vice President, Finance

Accepted: June 29, 2006
[                              ]
For itself and on behalf of the
several Initial Purchasers listed
in Schedule 1 hereto.

By:	/s/ Authorized Signatory
Authorized Signatory

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